Exhibit 99.1

FOR IMMEDIATE RELEASE

Ultimate Reports Q3 2010 Financial Results
Recurring Revenues Up by 29%, Total Revenues Up by 19%

Weston, FL, October 26, 2010 — Ultimate Software (Nasdaq: ULTI), a leading provider of unified human capital management SaaS solutions for global businesses, announced today its financial results for the third quarter of 2010. For the quarter ended September 30, 2010, Ultimate reported recurring revenues of $44.1 million, an increase of 29%, and total revenues of $57.0 million, an increase of 19%, both compared with 2009’s third quarter. GAAP net income for the third quarter of 2010 was $1.1 million, or $0.04 per diluted share, versus a GAAP net loss of $0.5 million, or $0.01 per diluted share, for the third quarter of 2009.

Non-GAAP net income, which excludes non-cash stock-based compensation, amortization of acquired intangible assets and a foreign currency translation adjustment, was $3.5 million, or $0.13 per diluted share, for the third quarter of 2010 compared with non-GAAP net income of $1.6 million, or $0.06 per diluted share, for the third quarter of 2009. See “Use of Non-GAAP Financial Information” below.

“Our momentum continued through the third quarter. Our recurring revenues and total revenues were both in line with expectations, and our market indicators show that there continues to be strong demand for our solutions in both the Enterprise and Workplace markets,” said Scott Scherr, CEO, president, and founder of Ultimate.

Ultimate’s financial results teleconference will be held today, October 26, 2010, at 5:00 p.m. Eastern Time, through Vcall at http://www.investorcalendar.com/IC/CEPage.asp?ID=161650. The call will be available for replay at the same address beginning at 9:00 p.m. Eastern Time the same day. Windows Media Player or Real Player software is required to listen to the call and can be downloaded from the site. Forward-looking information about future company performance will be discussed during the teleconference call.

Financial Highlights

▪
Recurring revenues grew by 29% for the third quarter of 2010 compared with 2009’s third quarter, primarily due to revenue growth from our Software-as-a-Service (SaaS) offering. Recurring revenues for the third quarter of 2010 were 77% of total revenues as compared with 71% of total revenues for the same period of last year.

▪	Ultimate’s annualized retention rate remained at 96% for its existing recurring revenue customer base.

▪	The operating margin (on a non-GAAP basis) for the third quarter of 2010 was $5.8 million, or 10.2%, compared with $2.8 million, or 6.1%, for the third quarter of 2009.

▪
The combination of cash, cash equivalents, and marketable securities was $38.5 million as of September 30, 2010, compared with $33.2 million as of December 31, 2009. For the three months ended September 30, 2010, Ultimate generated
$6.2 million in cash from operations and repurchased 208,900 shares of our issued and outstanding $0.01 par value common stock (“Common Stock”) for $6.8 million, under our previously announced stock repurchase plan (“Stock Repurchase Plan”).
For the nine months ended September 30, 2010, Ultimate generated $16.2 million in cash from operations and repurchased
609,400 shares of our Common Stock for $19.8 million, under our Stock Repurchase Plan. As of September 30, 2010, we had 405,175
shares available for repurchase in the future under our Stock Repurchase Plan.

Financial Outlook

Ultimate provides the following financial guidance for the 2010 full year and preliminary financial guidance for the 2011 full year:

For the year 2010:

▪	Recurring revenues to increase by approximately 28% over those in 2009;

▪	Total revenues to increase by approximately 16% over those in 2009; and

▪	Operating margin, on a non-GAAP basis (discussed below), of approximately 10%.

For the year 2011, preliminary:

▪	Recurring revenues to increase by approximately 25% in 2011 over those in 2010;

▪	Total revenues to increase by approximately 19% over those in 2010; and

▪	Operating margin, on a non-GAAP basis (discussed below), of approximately 13-14%.

Operating margin expectations were determined on a non-GAAP basis using the methodologies identified under the caption “Use of Non-GAAP Financial Information” in this press release. Non-cash equity-based compensation expense for both 2010 and 2011 is expected to be approximately $13.5 million.

Forward-Looking Statements
Certain statements in this press release are, and certain statements on the teleconference call may be, forward-looking statements within the meaning provided under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are made only as of the date hereof. These statements involve known and unknown risks and uncertainties that may cause Ultimate’s actual results to differ materially from those stated or implied by such forward-looking statements, including risks and uncertainties associated with fluctuations in Ultimate’s quarterly operating results, concentration of Ultimate’s product offerings, development risks involved with new products and technologies, competition, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Ultimate’s filings with the Securities and Exchange Commission. Ultimate undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Ultimate

A leading provider of unified human capital management SaaS solutions for global businesses, Ultimate markets its award-winning UltiPro solution as an on-demand service through SaaS. Based in Weston, FL, Ultimate employs more than 1,000 professionals who are focused on developing the highest quality products and services. In 2009, Ultimate was awarded first place in the People’s Choice Stevie® competition for Favorite New SaaS Product and was ranked the #1 best medium-sized company to work for in America by the Great Place to Work® Institute for the second consecutive year. In 2008, Ultimate was the first HR/payroll SaaS provider to be audited and awarded the ISO/IEC 27001:2005 Certification for security management and was recognized for having the #1 “Best Product Development Team” in the nation by the American Business Awards. Ultimate has more than 2,000 customers representing diverse industries, including such organizations as Adobe Systems Incorporated, The Container Store, Culligan International, Elizabeth Arden, Major League Baseball, The New York Yankees Baseball Team, and Ruth’s Chris Steak House. More information on Ultimate’s products and services can be found at www.ultimatesoftware.com.

UltiPro is a registered trademark of The Ultimate Software Group, Inc. All other trademarks referenced are the property of their respective owners.

Contact:  Mitchell K. Dauerman
             Chief Financial Officer and Investor Relations
             Phone: 954-331-7369
             E-mail: IR@ultimatesoftware.com

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2010	2009	2010	2009
Revenues:
Recurring	$44,054	$34,092	$124,867	$97,458
Services	12,796	13,778	41,409	43,100
License	181	252	1,129	3,527
Total revenues	57,031	48,122	167,405	144,085
Cost of revenues:
Recurring	12,591	9,917	36,043	28,324
Services	11,853	11,586	36,911	34,992
License	–	–	150	598
Total cost of revenues	24,444	21,503	73,104	63,914
Gross profit	32,587	26,619	94,301	80,171
Operating expenses:
Sales and marketing	14,640	13,049	44,336	39,768
Research and development	10,679	9,763	31,432	28,458
General and administrative	4,849	4,337	15,019	13,207
Total operating expenses	30,168	27,149	90,787	81,433
Operating income (loss)	2,419	(530)	3,514	(1,262)
Other income (expense):
Interest and other expense	(18)	(19)	(124)	(84)
Other income, net	(2)	30	65	141
Total other (expense) income, net	(20)	11	(59)	57
Income (loss) from continuing operations, before income taxes	2,399	(519)	3,455	(1,205)
(Provision) benefit for income taxes	(1,426)	165	(1,891)	253
Income (loss) from continuing operations	$973	$(354)	$1,564	$(952)
Income (loss) from discontinued operations, net of income taxes	77	(115)	(853)	(260)
Net income (loss)	$1,050	$(469)	$711	$(1,212)

Basic earnings (loss) per share:
Earnings (loss) from continuing operations	$0.04	$(0.01)	$0.06	$(0.04)
Loss from discontinued operations	$–	$–	$(0.03)	$(0.01)
Total	$0.04	$(0.01)	$0.03	$(0.05)

Diluted earnings (loss) per share:
Earnings (loss) from continuing operations	$0.04	$(0.01)	$0.06	$(0.04)
Loss from discontinued operations	$–	$–	$(0.03)	$(0.01)
Total	$0.04	$(0.01)	$0.03	$(0.05)

Weighted average shares outstanding:
Basic	24,937	24,539	24,844	24,416
Diluted	27,011	24,539	26,951	24,416

The following table sets forth the stock-based compensation expense (excluding the income tax effect, or “gross”) resulting from stock-based arrangements, the amortization of acquired intangibles and the foreign currency translation adjustment from discontinued operations that are recorded in Ultimate’s unaudited condensed consolidated statements of operations for the periods indicated (in thousands):

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2010	2009	2010	2009
Stock-based compensation:
Cost of recurring revenues	$228	$170	$669	$506
Cost of service revenues	284	326	947	994
Sales and marketing	1,743	1,776	5,104	5,311
Research and development	269	316	937	926
General and administrative	820	735	2,412	2,175
Total non-cash stock-based compensation expense	$3,344	$3,323	$10,069	$9,912

Amortization of acquired intangibles:
General and administrative	$28	$55	$253	$147

Loss from discontinued operations:
Foreign currency translation
adjustment (1)	$(26)	$–	$(912)	$–

________________________________

(1)
Pursuant to applicable accounting rules, the amount attributable to our wholly-owned subsidiary in the United Kingdom (“UK Subsidiary”) and accumulated in the translation adjustment component of equity became realized in the unaudited statement of operations during the nine months ended September 30, 2010, the period in which discontinued operations for the UK Subsidiary were complete.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
	As of	As of
	September 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$29,301	$23,684
Short-term investments in marketable securities	8,726	8,079
Accounts receivable, net	42,792	38,450
Prepaid expenses and other current assets	18,750	15,594
Deferred tax assets, net	1,187	1,128
Total current assets before funds held for clients	100,756	86,935
Funds held for clients	99,539	23,560
Total current assets	200,295	110,495
Property and equipment, net	17,831	19,496
Capitalized software, net	3,452	4,463
Goodwill	3,025	3,198
Long-term investments in marketable securities	504	1,444
Other assets, net	11,174	12,298
Long-term deferred tax assets, net	21,726	19,736
Total assets	$258,007	$171,130
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,275	$4,476
Accrued expenses	11,650	9,972
Current portion of deferred revenue	63,792	60,980
Current portion of capital lease obligations	2,381	1,897
Total current liabilities before client fund obligations	83,098	77,325
Client fund obligations	99,539	23,560
Total current liabilities	182,637	100,885
Deferred revenue, net of current portion	6,634	7,579
Deferred rent	3,018	3,186
Capital lease obligations, net of current portion	2,383	1,710
Total liabilities	194,672	113,360

Stockholders’ equity:
Preferred Stock, $.01 par value	–	–
Series A Junior Participating Preferred Stock, $.01 par value	–	–
Common Stock, $.01 par value	287	276
Additional paid-in capital	208,111	184,256
Accumulated other comprehensive income (loss)	76	(696)
Accumulated deficit	(53,699)	(54,410)
	154,775	129,426
Treasury stock, at cost	(91,440)	(71,656)
Total stockholders’ equity	63,335	57,770
Total liabilities and stockholders’ equity	$258,007	$171,130

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	For the Nine Months Ended
	September 30,
	2010	2009
Cash flows from operating activities:
Net income (loss)	$711	$(1,212)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	9,044	8,855
Provision for doubtful accounts	1,320	661
Non-cash stock-based compensation expense	10,069	9,912
Non-cash realized loss on foreign currency translation
adjustment	912	–
Deferred income taxes	1,605	(365)
Excess tax benefits from stock options	(3,654)	–
Changes in operating assets and liabilities:
Accounts receivable	(5,662)	2,383
Prepaid expenses and other current assets	(3,156)	342
Other assets	872	(409)
Accounts payable	799	(2,297)
Accrued expenses and deferred rent	1,510	(2,528)
Deferred revenue	1,867	872
Net cash provided by operating activities	16,237	16,214

Cash flows from investing activities:
Purchases of marketable securities	(8,025)	(7,640)
Maturities of marketable securities	8,323	5,722
Net purchases of client funds securities	(75,979)	(5,367)
Capitalized software	–	(632)
Purchases of property and equipment	(3,120)	(3,162)
Net cash used in investing activities	(78,801)	(11,079)

Cash flows from financing activities:
Repurchases of Common Stock	(19,784)	(7,157)
Net proceeds from issuances of Common Stock	10,787	4,569
Excess tax benefits from employee stock plan	3,654	–
Shares acquired to settle employee tax withholding liability	(645)	–
Principal payments on capital lease obligations	(1,838)	(1,849)
Repayments of borrowings of long-term debt	–	(320)
Net increase in client fund obligations	75,979	5,367
Net cash provided by financing activities	68,153	610

Effect of foreign currency exchange rate changes on cash	28	(11)
Net increase in cash and cash equivalents	5,617	5,734
Cash and cash equivalents, beginning of period	23,684	17,200
Cash and cash equivalents, end of period	$29,301	$22,934

Supplemental disclosure of cash flow information:
Cash paid for interest	$160	$109
Cash paid for income taxes	$179	$155

Supplemental disclosure of non-cash financing activities:
-	Ultimate entered into capital lease obligations to acquire new equipment totaling $3.0 million and $1.6 million for the nine months ended September 30, 2010 and 2009, respectively.
-	Ultimate entered into an agreement to purchase certain source code from a third-party vendor for $2.0 million, of which $0.5 million was paid during the nine months ended
September 30, 2009.  There were no payments during the nine months ended September 30, 2010.

THE ULTIMATE SOFTWARE GROUP, INC. AND SUBSIDIARIES
Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Non-GAAP operating income (loss) from continuing operations reconciliation:
Operating income (loss) from continuing operations	$2,419	$(530)	$3,514	$(1,262)
Operating income (loss) from continuing operations as a % of total revenues	4.2%	(1.1%)	2.1%	(0.9%)
Add back:
Non-cash stock-based compensation	3,344	3,323	10,069	9,912
Non-cash amortization of acquired intangible assets	28	55	253	147
Non-GAAP operating income from continuing operations	$5,791	$2,848	$13,836	$8,797
Non-GAAP operating income from continuing operations as a % of total revenues	10.2%	6.1%	8.3%	6.1%

Non-GAAP net income (loss) after discontinued operations reconciliation:
Net income (loss) after discontinued operations	$1,050	$(469)	$711	$(1,212)
Add back:
Non-cash stock-based compensation	3,344	3,323	10,069	9,912
Non-cash amortization of acquired intangible assets	28	55	253	147
Non-cash foreign currency translation adjustment from discontinued operations	26	–	912	–
Income tax effect	(939)	(1,280)	(3,814)	(3,846)
Non-GAAP net income after discontinued operations	$3,509	$1,629	$8,131	$5,001

Non-GAAP net income (loss) after discontinued operations per diluted share reconciliation:
Net income (loss) after discontinued operations per diluted share	$0.04	$(0.02)	$0.03	$(0.05)
Add back:
Non-cash stock-based compensation	0.12	0.13	0.37	0.38
Non-cash amortization of acquired intangible assets	–	–	0.01	0.01
Non-cash foreign currency translation adjustment from discontinued operations	–	–	0.03	–
Income tax effect	(0.03)	(0.05)	(0.14)	(0.15)
Non-GAAP net income after discontinued operations per diluted share	$0.13	$0.06	$0.31	$0.19

Shares used in calculation of GAAP net income per share:
Basic	24,937	24,539	24,844	24,416
Diluted	27,011	24,539	26,951	24,416

Shares used in calculation of non-GAAP net income per share:
Basic	24,937	24,539	24,844	24,416
Diluted	27,011	26,516	26,951	26,051

(1) Non-GAAP net income (loss) per diluted share reconciliation is calculated on a diluted weighted average share basis for GAAP net income (loss) periods.

Use of Non-GAAP Financial Information

This press release contains non-GAAP financial measures. Ultimate believes that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Ultimate’s financial condition and results of operations. Management of Ultimate uses these non-GAAP results to compare Ultimate’s performance to that of prior periods for trend analyses, for purposes of determining executive incentive compensation, and for budget and planning purposes. These measures are used in monthly financial reports prepared for management and in quarterly financial reports presented to Ultimate’s Board of Directors. These measures may be different from non-GAAP financial measures used by other companies.

These non-GAAP measures should not be considered in isolation or as an alternative to such measures determined in accordance with generally accepted accounting principles in the United States (GAAP). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses are excluded from the non-GAAP financial measures.

To compensate for these limitations, Ultimate presents its non-GAAP financial measures in connection with its GAAP results. Ultimate strongly urges investors and potential investors in Ultimate’s securities to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release (under the caption “Unaudited Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures”) and not to rely on any single financial measure to evaluate its business.

Ultimate presents the following non-GAAP financial measures in this press release: non-GAAP operating income (loss) from continuing operations,  non-GAAP net income (loss) after discontinued operations and non-GAAP net income (loss) after discontinued operations per diluted share. We exclude the following items from these non-GAAP financial measures as appropriate:

Stock-based compensation. Ultimate’s non-GAAP financial measures exclude stock-based compensation, which consists of expenses for stock options and stock and stock unit awards recorded in accordance with Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation” (“ASC 718”). For the three and nine months ended September 30, 2010, stock-based compensation was $3.3 million and $10.1 million, respectively, on a pre-tax basis. For the three and nine months ended September 30, 2009, stock-based compensation was $3.3 million and $9.9 million, respectively, on a pre-tax basis. Stock-based compensation expenses are excluded from the non-GAAP financial measures because they are non-cash expenses that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion provides meaningful supplemental information regarding Ultimate’s operating results because these non-GAAP financial measures facilitate the comparison of results of ongoing operations for current and future periods with such results from past periods.  Non-GAAP reconciliations are calculated on a basic weighted average share basis for GAAP net (loss) periods.  For GAAP net income periods, non-GAAP reconciliations are calculated on a diluted weighted average share basis.

Amortization of acquired intangible assets. In accordance with GAAP, operating expenses include amortization of acquired intangible assets over the estimated useful lives of such assets. For the three and nine months ended September 30, 2010, the amortization of acquired intangible assets was $28 thousand and $253 thousand, respectively.  For the three and nine months ended September 30, 2009, the amortization of acquired intangible assets was $55 thousand and $147 thousand, respectively.  Amortization of acquired intangible assets is excluded from Ultimate’s non-GAAP financial measures because it is a non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion facilitates comparisons to its historical operating results and to the results of other companies in the same industry, which have their own unique acquisition histories.

Foreign currency translation adjustment.  In accordance with GAAP, net loss after discontinued operations includes the realization of the foreign currency translation adjustment on our discontinued operations.  For the three months ended September 30, 2010, there was $26 thousand of realized foreign currency translation adjustment on our discontinued operations.  For the nine months ended September 30, 2010, the realized foreign currency translation adjustment was $0.9 million.  There was no realized foreign currency translation adjustment for the three and nine months ended September 30, 2009.  The realized foreign currency translation adjustment is excluded from the non-GAAP financial measures because it is a non-recurring, non-cash expense that Ultimate does not consider part of ongoing operations when assessing its financial performance. Ultimate believes that such exclusion provides meaningful supplemental information regarding Ultimate’s net results because these non-GAAP financial measures facilitate the comparison of results of ongoing operations for current and future periods with such results from past periods.